UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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CISCO SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 11, 2017.

CISCO SYSTEMS, INC.

CISCO SYSTEMS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

Meeting Information

Meeting Type: Annual Meeting

For holders as of: October 13, 2017

Date: December 11, 2017 Time: 10:00 a.m. Pacific Time

Location: Cisco Systems, Inc. Building 9 260 East Tasman Drive San Jose, CA 95134

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

proxy See the materials reverse and side voting of this instructions. notice to obtain

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of Annual Meeting and Proxy Statement and the Annual Report for the year ended July 29, 2017 How to View Online: Have the information that is printed in the box marked by the arrow→XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow→XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 27, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: You may choose to attend, and vote in person at, the Annual Meeting of Shareholders. A ballot will be provided to shareholders of record who attend the Meeting and wish to vote in person. Many shareholder meetings have admission requirements. Please check the proxy materials available online for any special requirements for admission, as well as directions on how to get to the Meeting location. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow →XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E33066-P98138

Voting Items

The Board of Directors recommends you vote FOR Proposals 1, 2, 3 and 4:

1. Election of Directors

Nominees:

1a. Carol A. Bartz 1b. M. Michele Burns 1c. Michael D. Capellas 1d. Amy L. Chang 1e. Dr. John L. Hennessy 1f. Dr. Kristina M. Johnson 1g. Roderick C. McGeary 1h. Charles H. Robbins 1i. Arun Sarin 1j. Brenton L. Saunders 1k. Steven M. West

2. Approval of amendment and restatement of the 2005 Stock Incentive Plan.

3. Approval of amendment and restatement of the Executive Incentive Plan.

4. Approval, on an advisory basis, of executive compensation.

The Board of Directors recommends you vote for

1 YEAR on Proposal 5:

5. Recommendation, on an advisory basis, on the frequency of executive compensation votes.

The Board of Directors recommends you vote FOR Proposal 6:

6. Ratification of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for fiscal 2018.

The Board of Directors recommends you vote AGAINST Proposal 7 submitted by shareholders:

7. Approval to request an annual report relating to Cisco’s lobbying policies, procedures and activities.

To act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof.

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